Exhibit 99.1

ABM NAMES INDUSTRY VETERAN SCOTT SALMIRS AS NEXT CEO

With Company Well-Positioned, EVP Scott Salmirs to Succeed

Current CEO Henrik Slipsager, Effective March 31

NEW YORK, NY - January 12, 2015 - ABM (NYSE:ABM), a leading provider of facility solutions, today announced that its board of directors has named executive vice president Scott Salmirs to succeed current president and chief executive officer Henrik Slipsager, effective March 31, 2015. The board and Slipsager together determined that because of the company’s recent strong performance, its depth of talent, and the completion of its reorganization and re-branding, it is the appropriate time to effect a leadership transition as a part of the board’s succession planning.

Salmirs, 52, has been appointed to the ABM board of directors effective immediately. While Slipsager, 60, has agreed to stay on in a consulting role with ABM following the transition through September 30, 2015, his term on the board will end on March 4, 2015 at the company’s Annual Meeting of Shareholders.

Salmirs joined the company in 2003 and currently serves as executive vice president of ABM and has global responsibility for ABM’s aviation division and all international activities. Until December 2014, Salmirs led ABM’s Onsite services division focused on the Northeast. Prior to ABM, Salmirs was a senior vice president at Lehman Brothers responsible for their North American Facilities Group. He previously served in leadership positions in the Facilities Groups at Goldman Sachs and CBRE.

Since November 2000, under Slipsager’s leadership, ABM has transformed from a company with annual revenues of $1.8 billion and approximately 60,000 employees into a leading provider of facility solutions today, with revenues of more than $5.0 billion and approximately 118,000 employees in over 300 offices throughout the United States and various international locations.

“ABM now has the scope, scale, human capital, industry expertise, and proven technology to deliver enterprise-wide facility solutions around the globe,” said Slipsager. “Given his industry expertise, his understanding of our clients and vertical markets, and his leadership role in building ABM for more than a decade, Scott is the right leader at the right time. He has the unique blend of experience and skills to lead the company.”

“We are very pleased to have an internal leader with Scott’s expertise and capabilities to step right in and move the company to develop the many opportunities for growth,” said Maryellen Herringer, chairman of the ABM board of directors. “He already has provided substantial value to the stakeholders of ABM, and we are confident that he will contribute even more in the years ahead.”

“We would like to extend our enormous thanks to Henrik for all he has done to help successfully transform this company,” Herringer continued. “His tenure marks ABM’s greatest period of expansion and growth – in revenue, employees, capabilities, markets, vertical markets and geography. We wish him all the best in the future.”

“I am honored to lead this exceptional organization and to build on the strong foundation established by Henrik and the management team. Now, from a position of strength, is the right time to take ABM to the next level.” said Salmirs. “The opportunities are enormous. Partnering with the talented professionals throughout the ABM organization, I am dedicated to serving our clients and committed to driving shareholder value.”

Salmirs holds an MBA in Finance from the State University of New York at Binghamton, and a BS in Business-Economics from the State University of New York College at Oneonta. He is on the board of the Outreach Project, an organization that promotes the rehabilitation of high school age drug users, and is a founding board member of Donate Eight, a group focused on increasing the number of organ donors in New York State.

ABOUT ABM

ABM (NYSE: ABM) is a leading provider of facility solutions with revenues of approximately $5.0 billion and 118,000 employees in over 300 offices deployed throughout the United States and various international locations. ABM’s comprehensive capabilities include facilities engineering, commercial cleaning, energy solutions, HVAC, electrical, landscaping, parking and security, provided through stand-alone or integrated solutions. ABM provides custom facility solutions in urban, suburban and rural areas to properties of all sizes - from schools and commercial buildings to hospitals, manufacturing plants and airports. ABM Industries Incorporated, which operates through its subsidiaries, was founded in 1909. For more information, visit www.abm.com.

Cautionary Statement under the Private Securities Litigation Reform Act of 1995

This press release contains forward-looking statements that set forth management's anticipated results based on management's current plans and assumptions. Any number of factors could cause the Company's actual results to differ materially from those anticipated. These factors include but are not limited to the following: (1) risks relating to our acquisition strategy may adversely impact our results of operations; (2) our strategy of moving to an integrated facility solutions provider platform, which focuses on vertical markets, may not generate the organic growth in revenues or profitability that we expect; (3) we are subject to intense competition that can constrain our ability to gain business as well as our profitability; (4) our business success depends on our ability to preserve our long-term relationships with clients; (5) increases in costs that we cannot pass on to clients could affect our profitability; (6) we have high deductibles for certain insurable risks, and therefore we are subject to volatility associated with those risks; (7) our restructuring initiatives may not achieve the expected cost reductions; (8) our business success depends on retaining senior management and attracting and retaining qualified personnel; (9) we are at risk of losses stemming from accidents or other incidents at facilities in which we operate, which could cause significant damage to our reputation and financial loss; (10) negative or unexpected tax consequences could adversely affect our results of operations; (11) federal health care reform legislation may adversely affect our business and results of operations; (12) changes in energy prices and government regulations could adversely impact the results of operations of our Building & Energy Solutions business; (13) significant delays or reductions in appropriations for our government contracts may negatively affect our business and could have an adverse effect on our financial position, results of operations, and cash flows; (14) we conduct some of our operations through joint ventures, and our ability to do business may be affected by the failure of our joint venture partners to perform their obligations; (15) our business may be negatively affected by adverse weather conditions; (16) we are subject to business continuity risks associated with centralization of certain administrative functions; (17) our services in areas of military conflict expose us to additional risks; (18) we are subject to cyber-security risks arising out of breaches of security relating to sensitive company, client, and employee information and to the technology that manages our operations and other business processes; (19) a decline in commercial office building occupancy and rental rates could affect our revenues and profitability; (20) deterioration in general economic conditions could reduce the demand for facility services and, as a result, reduce our earnings and adversely affect our financial condition; (21) financial difficulties or bankruptcy of one or more of our clients could adversely affect our results; (22) we incur accounting and other control costs that reduce profitability; (23) any future increase in the level of our debt or in interest rates could affect our results of operations; (24) our ability to operate and pay our debt obligations depends upon our access to cash; (25) goodwill impairment charges could have a material adverse effect on our financial condition and results of operations; (26) impairment of long-lived assets may adversely affect our operating results; (27) we are defendants in class and representative actions and other lawsuits alleging various claims that could cause us to incur substantial liabilities; (28) changes in immigration laws or enforcement actions or investigations under such laws could significantly adversely affect our labor force, operations, and financial results; (29) labor disputes could lead to loss of revenues or expense variations; (30) we participate in multiemployer pension plans that under certain circumstances could result in material liabilities being incurred; and (31) disasters or acts of terrorism could disrupt services.

Additional information regarding these and other risks and uncertainties the Company faces is contained in the Company's Annual Report on Form 10-K for the year ended October 31, 2014 and in other reports the Company files from time to time with the Securities and Exchange Commission. The Company urges readers to consider these risks and uncertainties in evaluating its forward-looking statements. The Company cautions readers not to place undue reliance upon any such forward-looking statements, which speak only as of the date made. The Company disclaims any obligation or undertaking to publicly release any updates or revisions to any forward-looking statement contained herein (or elsewhere) to reflect any change in the Company's expectations with regard thereto or any change in events, conditions, or circumstances on which any such statement is based.

Contact:

Investors & Analysts:	David Farwell	Media:	Brett Knox
	(212) 297-9792		(949) 330-1546
	dfarwell@abm.com		brett.knox@abm.com